Amendment No. 1 to First Lien Credit Agreement

This Amendment No. 1 to First Lien Credit Agreement, dated as of June 30, 2006 (this “Amendment), is entered into among Knology, Inc., a Delaware corporation (the “Borrower”), and Credit Suisse, Cayman Islands Branch (“CSFB”), as Administrative Agent (as defined below) on behalf of each Lender executing a Lender Consent or Term Loan Lender Consent (each as defined below), and amends the First Lien Credit Agreement, dated as of June 29, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and Issuers party thereto, CSFB as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

W i t n e s s e t h:

Whereas, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;

Whereas, the Borrower and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

Whereas, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein; provided, that the amendments set forth in Section 1(B) (Amendments to the Credit Agreement) below also require the consent of each Term Loan Lender; and

Whereas, the Lenders party to the attached Acknowledgement and Consent of Lenders to this Amendment (the “Lenders’ Consent”) constituting the Requisite Lenders and, with respect to the amendments set forth in Section 1(B) (Amendments to the Credit Agreement), each Term Loan Lender and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein;

Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

(A) Effective as of the Amendment No. 1 Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the General Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

(1) Clause (e) of the definition of “Permitted Acquisition” is hereby amended and restated in its entirety to read as follows:

(e) the Dollar Equivalent of the sum of all amounts payable in connection with such Proposed Acquisition and all other Permitted Acquisitions consummated on or prior to the date of the consummation of such Proposed Acquisition (including all transaction costs and all Indebtedness, liabilities and Guaranty Obligations incurred or assumed in connection therewith or otherwise reflected in a Consolidated balance sheet of the Borrower and Target) shall not in aggregate exceed $4,000,000 in any Fiscal Year and $10,000,000 during the term of this Agreement; provided, however, that neither of the foregoing limits shall apply to the extent the purchase consideration for such Proposed Acquisition (i) is in the form of an Equity Issuance or is funded with the Net Cash Proceeds of any Equity Issuance not used to prepay Loans under Section 2.9 (Mandatory Prepayments) or (ii) is funded with the Net Cash Proceeds of an Asset Sale permitted by Section 8.4 (Sale of Assets) and subject to a Reinvestment Event; provided, that such Proposed Acquisition is consummated by the corresponding Reinvestment Prepayment Date;

(2) Section 5.4 (Capital Expenditures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.4 Capital Expenditures.

The Borrower, together with its Subsidiaries, shall not make or incur, or permit to be made or incurred, Capital Expenditures during each of the Fiscal Years set forth below to be, in the aggregate, in excess of the maximum amount set forth below for such Fiscal Year:

Maximum Capital
Fiscal Year Ending On or About	Expenditures (in Millions)

December 31, 2005	36.0

December 31, 2006	30.0

December 31, 2007	30.0

December 31, 2008	30.0

December 31, 2009	30.0

Notwithstanding the foregoing, (i) up to 100% of the amount of Capital Expenditures permitted above for any Fiscal Year, if not expended in the Fiscal Year for which it is permitted, may be carried over for expenditure in the next succeeding Fiscal Year and, (ii) Capital Expenditures made in any Fiscal Year shall be deemed to be made, first, in respect of the amounts permitted for such Fiscal Year as provided above and, second, in respect of amounts carried over from the prior Fiscal Year pursuant to clause (i) above, (iii) the maximum amount of Capital Expenditures for each Fiscal Year following the Fiscal Year ending December 31, 2005 may be increased by (A) an additional amount not exceeding $3,000,000 to the extent such Capital Expenditures consist of expenditures by the Borrower and its Subsidiaries for the construction, operation and maintenance of communications networks to serve in residential buildings, multiple dwelling units, commercial buildings or other developments and (B) an amount equal to 25% of the amount by which EBITDA of the Borrower for the previous Fiscal Year exceeds $62,000,000 and (iv) such Capital Expenditures shall not include any items contained in clauses (a), (b) or (c) of the definition thereof.

(3) Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended as follows:

(a) Clause (d) of Section 8.1 is hereby amended and restated in its entirety to read as follows:

(d) Capital Lease Obligations and purchase money Indebtedness (i) set forth in Schedule 8.1(d) (Capital Leases) or (ii) incurred after the Closing Date by the Borrower or a Subsidiary of the Borrower to finance the acquisition of fixed assets; provided, however, that the Capital Expenditure related thereto is otherwise permitted by Section 5.4 (Capital Expenditures) and that the aggregate outstanding principal amount of all such Capital Lease Obligations and purchase money Indebtedness shall not exceed $10,000,000 at any time during the term of this Agreement;

(b) Clause (i) of Section 8.1 is hereby amended and restated in its entirety to read as follows:

(i) unsecured Indebtedness not otherwise permitted under this Section 8.1; provided, however, that the aggregate outstanding principal amount of all such unsecured Indebtedness shall not exceed $10,000,000 at any time;

(c) Clause (j) of Section 8.1 is hereby amended and restated in its entirety to read as follows:

(j) Indebtedness under unsecured promissory notes issued by the Borrower as consideration in connection with any Permitted Acquisition; provided, however, that (x)(i) the obligations under such notes are subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent, (ii) no principal in respect of such notes is, or may be, payable before the first anniversary of the Term Loan Maturity Date, and (iii) no interest in respect of such notes is required to be paid in cash prior to the Term Loan Maturity Date or (y) the aggregate outstanding principal amount of all such Indebtedness incurred, shall not exceed $4,000,000 in any Fiscal Year and $10,000,000 at any time during the term of this Agreement;

(d) Clause (k) of Section 8.1 is hereby amended and restated in its entirety to read as follows:

(k) Indebtedness assumed pursuant to a Permitted Acquisition; provided that (i) such Indebtedness was not created in contemplation of such Permitted Acquisition and (ii) the aggregate outstanding principal amount of all such Indebtedness shall not exceed $7,500,000 at any time; and

(B) Effective as of the Facility Repricing Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section  3 (Conditions Precedent to the Facility Repricing) hereof, the Credit Agreement is hereby amended as follows:

(1) The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means with respect to (a) Term Loans maintained (i) as Base Rate Loans, a rate equal to 1.50% per annum and (ii) as Eurodollar Rate Loans, a rate equal to 2.50% per annum and (b) Revolving Loans or Swing Loans maintained (i) as Base Rate Loans, a rate equal to 4.5% per annum and (ii) as Eurodollar Rate Loans, a rate equal to 5.5% per annum.

(2) The definition of “Applicable Prepayment Premium” is hereby amended and restated in its entirety to read as follow:

“Applicable Prepayment Premium” means, with respect to any optional prepayment of the Term Loans pursuant to Section 2.8(b) (Optional Prepayments) or any purchase of Term Loans of a Non-Consenting Lender pursuant to Section 11.1(c) (Amendments, Waivers, Etc.) on or before June 29, 2006, an amount determined by multiplying the principal amount of the Term Loans being prepaid or purchased by 3%; provided, however, that from and after June 30, 2006, the “Applicable Prepayment Premium” shall be 0%.

Section 2. Conditions Precedent to the General Effectiveness of this Amendment

This Amendment shall become effective as of the date hereof when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”) or duly waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by the Borrower and the Administrative Agent;

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Guarantor Consent”), executed by each of the Guarantors;

(iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders which, when combined, constitute the Requisite Lenders; and

(iv) an Officer’s Certificate certifying that (A) the Subsidiary Guaranty Requirements specified in Section 8.10 of the Credit Agreement have been satisfied for each Subsidiary listed on Schedule 8.10(b) to the Credit Agreement and (B) PUC Authorizations were obtained in accordance with Section 8.10(b) of the Credit Agreement by each such Subsidiary, and the dates such requirements were met for each such Subsidiary.

(b) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment;

(c) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, on the Amendment No. 1 Effective Date; and

(d) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 1 Effective Date including, without limitation, the expenses set forth in clause (b) of Section 5 (Fees and Expenses) hereof.

Section 3. Conditions Precedent to the Facility Repricing

The amendment set forth in Section 1(B) (Amendment to the Credit Agreement) shall become effective as of June 30, 2006 when, and only when, each of the following conditions precedent shall have been satisfied (the “Facility Repricing Effective Date”) or duly waived by the Administrative Agent:

(a) Amendment No. 1 Effective Date. The Amendment No. 1 Effective Date shall have occurred;

(b) Certain Documents. The Administrative Agent shall have received an executed Lender Consent executed by each of the Term Loan Lenders (including any Term Loan Lender that purchased its Term Loans from a Non-Consenting Lender on or after June 30, 2006);

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Facility Repricing Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment;

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, on the Facility Repricing Amendment Effective Date; and

(e) Fees and Expenses Paid. The Borrower shall have paid the fees and made the payments described in clause (a) of Section 5 (Fees and Expenses) hereof.

Section 4. Representations and Warranties

On and as of the Amendment No. 1 Effective Date and the Facility Repricing Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment and the Guarantor Consents have been duly authorized, executed and delivered by the Borrower and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

(b) no Default or Event of Default has occurred and is continuing; and

(c) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 5. Fees and Expenses

(a) As consideration for the execution of this Amendment, the Borrower and each other Loan Party jointly and severally agrees (i) to pay to the Administrative Agent for the account of each Term Loan Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed Lender Consent (or a release from escrow of a Lender Consent previously delivered in escrow) for this Amendment by 12:00 noon (New York Time) on June 30, 2006, a fee equal to 2% of the principal amount of such Term Loan Lender’s Term Loans then outstanding (but excluding the principal amount of any Term Loans purchased from a Non-Consenting Lender pursuant to Section 11.1(c) of the Credit Agreement in connection with this Amendment) and (ii) to pay to the Administrative Agent for the account of each Non-Consenting Lender for which the Administrative Agent shall not have received (by facsimile or otherwise) an executed Lender Consent (or a release from escrow of a Lender Consent previously delivered in escrow) for this Amendment by 12:00 noon (New York Time) on June 30, 2006, the Applicable Prepayment Fee (without giving effect to the amendment to such term contained in Section 1(B) of this Amendment) payable to such Lender in connection with the sale by such Lender of its Term Loans then outstanding in accordance with Section 11.1(c) of the Credit Agreement (it being understood that such fee shall equal 2% of the principal amount of such Non-Consenting Lender’s Term Loans then outstanding).

(b) The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 6. Reference to the Effect on the Loan Documents

(a) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date, and the Facility Repricing Effective Date, as applicable.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Validity of Obligations and Liens

(a) The Borrower acknowledges and agrees that (i) the Borrower is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations, without defense, counterclaim or offset of any kind, and the Borrower ratifies and reaffirms the validity, enforceability and binding nature of such Obligations and (ii) the Borrower has no claim, right or cause of action of any kind against any Lender, the Administrative Agent or any of such Lender’s or the Administrative Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents in connection with the Obligations, the Credit Agreement and the other Loan Documents, or the transactions contemplated hereby or thereby.

(b) The Borrower ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to secure any of the Obligations by the Borrower to the Administrative Agent, for the benefit of the Lenders, pursuant to the Collateral Documents. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Collateral Documents, the Obligations are secured by liens on and security interests in all of the Borrower’s assets to the extent required by the Collateral Documents.

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Knology, Inc., as Borrower

By:	/s/ M. Todd Holt

Name: M. Todd Holt Title: Chief Financial Officer

Credit Suisse, Cayman Islands Branch,
as Administrative Agent
By:	/s/ David Dodd
Name: David Dodd
Title: Vice President
BBy:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Associate

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF GUARANTORS

The undersigned hereby consents to Amendment No. 1 to First Lien Credit Agreement, dated as of the date hereof (“Amendment No. 1”; capitalized terms used herein but not defined herein are used with the meanings given them in Amendment No. 1), entered into among Knology, Inc., a Delaware corporation (the “Borrower”), and Credit Suisse, Cayman Islands Branch, as Administrative Agent on behalf of each Lender executing a Lender Consent.

The undersigned further agrees that the terms of Amendment No. 1 shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by Amendment No. 1), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

The undersigned ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to secure any of the Secured Obligations by the undersigned to the Administrative Agent, for the benefit of the Lenders, pursuant to the Collateral Documents. The undersigned hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Collateral Documents, the Secured Obligations are secured by liens on and security interests in all of the undersigned’s assets to the extent required by the Collateral Documents.

This Consent and Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Agreement. Notices to parties hereto shall be given as provided in Amendment No. 1.

The terms of this Consent and Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent and Agreement shall be governed by and construed in accordance with the law of the State of New York.

[Signature Page Follows]

In witness whereof, the undersigned has caused this Consent and Agreement to be duly executed and delivered as of June 30, 2006.

GUARANTORS:

Knology of Knoxville, Inc.
Knology of Nashville, Inc.
Knology of Louisville, inc.
Knology of Kentucky, Inc.
Knology Broadband, Inc.
Knology New Media, Inc.
Knology Broadband of California, Inc.
Knology Broadband of Florida, Inc.
ITC Globe, Inc.
Knology of Augusta, Inc.
Knology of Columbus, Inc.
Knology of Montgomery, Inc.
Knology of Florida, Inc.
Knology of South Carolina, Inc.
Knology of Charleston, Inc.
Knology of Huntsville, Inc.
Knology of Alabama, Inc.
Valley Telephone Co. LLC
Interstate Telephone Company
Knology of Georgia, Inc.
Globe Telecommunications, Inc.
Knology of Tennessee, Inc.,
each as Guarantor
By:

Name:
Title:

Acknowledged and Agreed
as of the date first above written:

Credit Suisse, Cayman Islands Branch,
as Administrative Agent

By:	________________

Name:
Title:

EXHIBIT B

Form of Consent of Lenders

to

Amendment No. 1 to First Lien Credit Agreement

Each of the undersigned is a Lender or Issuer party to the First Lien Credit Agreement, dated as of June 29, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), among Knology, Inc. as Borrower, the Lenders and Issuers party thereto, Credit Suisse, Cayman Island Branch (“CSFB”), as administrative agent for the Lenders, (in such capacity, the “Administrative Agent”) and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Collateral Agent”).

Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendments and other terms of Amendment No. 1 to the Credit Agreement, dated as of June      , 2006 (“Amendment No. 1”) and acknowledges and agrees to be bound by the terms of Amendment No. 1 and that the terms of Amendment No. 1 shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in Amendment No. 1), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in Amendment No. 1.

The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of June      , 2006.

[Signature Pages Follow]

Lenders:

By:

Name:

Title: